UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 1-08397

Date of Report: March 29, 2007

GOLD STANDARD, INC.

(Exact name of registrant as specified in its charter)

Utah

87-0302579

(State of other jurisdiction of

(IRS Employer

incorporation or organization)

Identification No.)

514 No. 18 Building, High New Technology Development, Harbin, Heilongjiang, P.R. China

_____________________________________________________________________________

 (Address of principal executive offices)

(Zip Code)

86-451-82695010

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Bylaws

Effective on March 29, 2007, Gold Standard, Inc. amended its Bylaws to permit corporate action that requires the approval of the shareholders, other than the election of directors, to be effectuated by the written consent of the holders of shares having not less than the minimum number of votes necessary to authorize the action at a shareholders meeting.

Item 9.01

Financial Statements and Exhibits

Exhibits

3.02

Amendment to Bylaws adopted on March 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD STANDARD, INC.

Dated:  March 29, 2007

By: /s/ Li Guomin

       Li Guomin, Chief Executive Officer